UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013 (December 2, 2013)

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

First Amendment to Stock Purchase Agreement

As previously announced, on October 4, 2013, Nexeo Solutions Sub Holding Corp. (“Sub Holding”), a wholly-owned subsidiary of Nexeo Solutions Holdings, LLC (“Holdings” and, together with Nexeo Solutions, LLC, the “Company”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the shareholders of Chemical Specialists and Development, Inc. and Chemical Specialists and Development, Inc. (“CSD”) pursuant to which Sub Holding agreed to acquire all issued and outstanding interests in CSD. On December 2, 2013, the parties to the Stock Purchase Agreement entered into the First Amendment to Stock Purchase Agreement (the “First Amendment”) pursuant to which certain schedules to the Stock Purchase Agreement were updated.

A copy of the First Amendment is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the First Amendment in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Third Supplemental Indenture

On December 4, 2013, CSD, and its subsidiaries Startex Chemical, LLC, a Delaware limited liability company (“Startex”), and Startex Distribution West, LLC, a Delaware limited liability company (“Startex West” and, together with CSD and Startex, the “New Guarantors,” each a subsidiary of Nexeo Solutions, LLC, a Delaware limited liability company the (“Issuer”)), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), pursuant to which the New Guarantors became Guarantors of the 8.375% Senior Subordinated Notes due 2018 issued pursuant to the Senior Subordinated Notes Indenture, dated as of March 9, 2011 (as supplemented by the Supplemental Indenture, dated as of March 31, 2011, and the Second Supplemental Indenture, dated as of August 7, 2013), among the Issuer, Nexeo Solutions Finance Corporation, the Guarantors party thereto and the Trustee.

The foregoing description of the Third Supplemental Indenture is a general description and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

As previously announced, on October 4, 2013, Sub Holding, a wholly-owned subsidiary of Holdings, entered into the Stock Purchase Agreement with the shareholders of CSD and CSD pursuant to which Sub Holding agreed to acquire all issued and outstanding interests in CSD for an aggregate purchase price of $100.0 million, including $10.0 million for the acquisition of certain related businesses, subject to a net working capital adjustment (the “CSD Acquisition”). On December 2, 2013, Sub Holding completed the acquisition. The acquisition was financed with cash on hand and borrowings under the Company’s asset-based revolving credit facility. At the closing of the transaction, a portion of the purchase price was placed into escrow and will be released as prescribed by the Stock Purchase Agreement.

A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference and is hereby filed. The description of the Stock Purchase Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 7.01  Regulation FD Disclosure.

On December 3, 2013, Holdings announced the closing of the CSD Acquisition. A copy of the press release dated December 3, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

As permitted under this item, Holdings will file any financial statements required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(b)         Pro Forma Financial Information

As permitted under this item, Holdings will file the pro forma financial information required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(d)         Exhibits

Exhibit	Description

2.1*

Stock Purchase Agreement, dated October 4, 2013, by and between Nexeo Solutions Sub Holding Corp. and the shareholders of Chemical Specialists and Development, Inc. and Chemical Specialists and Development, Inc.

2.2*	First Amendment to Stock Purchase Agreement, dated December 2, 2013, by and among Nexeo Solutions Sub Holding Corp., Chemical Specialists and Development, Inc. and Stephen R. Cooke.

10.1

Third Supplemental Indenture, dated December 4, 2013, among Chemical Specialists and Development, LLC, Startex Chemical, LLC and Startex Distribution West, LLC, as the New Guarantors, and Wells Fargo Bank, National Association, as Trustee.

99.1	Press release dated December 3. 2013.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: December 4, 2013

EXHIBIT INDEX

Exhibit	Description

2.1*

Stock Purchase Agreement, dated October 4, 2013, by and between Nexeo Solutions Sub Holding Corp. and the shareholders of Chemical Specialists and Development, Inc. and Chemical Specialists and Development, Inc.

2.2*	First Amendment to Stock Purchase Agreement, dated December 2, 2013, by and among Nexeo Solutions Sub Holding Corp., Chemical Specialists and Development, Inc. and Stephen R. Cooke.

10.1

Third Supplemental Indenture, dated December 4, 2013, among Chemical Specialists and Development, LLC, Startex Chemical, LLC and Startex Distribution West, LLC, as the New Guarantors, and Wells Fargo Bank, National Association, as Trustee.

99.1	Press release dated December 3. 2013.

*                 Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to Exhibit 2.1 and Exhibit 2.2 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.